                           CONSOLIDATED BALANCE SHEETS
                       Yellow Corporation and Subsidiaries
                  (Amounts in thousands except per share data)
                                   (Unaudited)


                                                            March 31,      June 30,      September 30,    December 31,
                                                                2001           2001               2001           2001
                                                         -----------    -----------      -------------    -----------
ASSETS

CURRENT ASSETS:
     Cash                                                $    38,054    $    29,011        $    18,891    $    19,214
     Accounts receivable                                     109,792        123,041            131,647        124,880
     Prepaid expenses and other                               38,047         31,984             27,352         75,858
     Current assets of discontinued operations               116,409        111,175            117,649         92,458
                                                         -----------    -----------        -----------    -----------
           Total current assets                              302,302        295,211            295,539        312,410
                                                         -----------    -----------        -----------    -----------

PROPERTY AND EQUIPMENT:
     Cost                                                  1,677,303      1,665,545          1,668,560      1,656,298
     Less - Accumulated depreciation                       1,099,431      1,092,207          1,096,550      1,096,766
                                                         -----------    -----------        -----------    -----------
           Net property and equipment                        577,872        573,338            572,010        559,532
                                                         -----------    -----------        -----------    -----------

Goodwill and other assets                                     10,433         13,058             27,888         15,345
Noncurrent assets of discontinued operations                 422,786        411,180            403,478        398,490
                                                         -----------    -----------        -----------    -----------
           Total assets                                  $ 1,313,393    $ 1,292,787        $ 1,298,915    $ 1,285,777
                                                         ===========    ===========        ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and checks outstanding             $   104,358    $    70,147        $    69,706    $    97,528
     Wages and employees' benefits                           124,753        125,759            112,620        103,990
     Other current liabilities                               118,314        104,310             98,492         96,740
     Current maturities of long-term debt                      1,808          1,819              1,749          6,281
     Current liabilities of discontinued operations           70,443         69,602             77,864         64,669
                                                         -----------    -----------        -----------    -----------
           Total current liabilities                         419,676        371,637            360,431        369,208
                                                         -----------    -----------        -----------    -----------

OTHER LIABILITIES:
     Long-term debt                                          217,228        231,810            232,465        213,745
     Deferred income taxes                                    34,864         34,012             41,873         33,868
     Claims, insurance and other                             112,199        120,829            115,790        110,326
     Noncurrent liabilities of discontinued operations        63,470         62,085             61,213         67,641
                                                         -----------    -----------        -----------    -----------
           Total other liabilities                           427,761        448,736            451,341        425,580
                                                         -----------    -----------        -----------    -----------

SHAREHOLDERS' EQUITY:
     Common stock, $1 par value per share                     30,317         30,334             30,878         31,028
     Capital surplus                                          29,093         29,343             38,893         41,689
     Retained earnings                                       523,941        530,134            536,612        537,496
     Accumulated other comprehensive income (loss)            (4,423)        (4,425)            (6,268)        (6,252)
     Treasury stock                                         (112,972)      (112,972)          (112,972)      (112,972)
                                                         -----------    -----------        -----------    -----------
           Total shareholders' equity                        465,956        472,414            487,143        490,989
                                                         -----------    -----------        -----------    -----------
           Total liabilities and shareholders' equity    $ 1,313,393    $ 1,292,787        $ 1,298,915    $ 1,285,777
                                                         ===========    ===========        ===========    ===========

                           CONSOLIDATED BALANCE SHEETS
                       Yellow Corporation and Subsidiaries
                  (Amounts in thousands except per share data)
                                   (Unaudited)



                                                           March 31,       June 30,     September 30,
                                                                2002           2002              2002
                                                         -----------    -----------     -------------
ASSETS

CURRENT ASSETS:
     Cash                                                $    16,680    $    16,803       $    16,198
     Accounts receivable                                     113,783        194,211           294,889
     Prepaid expenses and other                               49,318         25,994            28,254
     Current assets of discontinued operations               110,133        112,934              --
                                                         -----------    -----------       -----------
          Total current assets                               289,914        349,942           339,341
                                                         -----------    -----------       -----------

PROPERTY AND EQUIPMENT:
     Cost                                                  1,658,152      1,652,124         1,665,986
     Less - Accumulated depreciation                       1,092,965      1,093,631         1,108,027
                                                         -----------    -----------       -----------
          Net property and equipment                         565,187        558,493           557,959
                                                         -----------    -----------       -----------

Goodwill and other assets                                     14,998         16,864            34,914
Noncurrent assets of discontinued operations                 313,063        307,890              --
                                                         -----------    -----------       -----------
          Total assets                                   $ 1,183,162    $ 1,233,189       $   932,214
                                                         ===========    ===========       ===========


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and checks outstanding             $    70,440    $    75,558       $    83,670
     Wages and employees' benefits                           112,777        118,944           129,064
     Other current liabilities                               103,561         99,165           105,225
     Current maturities of long-term debt                      5,929            404                52
     Current liabilities of discontinued operations           66,993         74,438              --
                                                         -----------    -----------       -----------
          Total current liabilities                          359,700        368,509           318,011
                                                         -----------    -----------       -----------

OTHER LIABILITIES:
     Long-term debt                                          188,679        106,611            84,300
     Deferred income taxes                                    32,770         33,081            36,129
     Claims, insurance and other                             112,750        130,309           125,815
     Noncurrent liabilities of discontinued operations        67,602         67,928              --
                                                         -----------    -----------       -----------
          Total other liabilities                            401,801        337,929           246,244
                                                         -----------    -----------       -----------

SHAREHOLDERS' EQUITY:
     Common stock, $1 par value per share                     31,144         31,404            31,464
     Capital surplus                                          43,867         71,880            72,701
     Retained earnings                                       464,460        470,680           311,279
     Unamortized restricted stock awards                        --           (1,296)           (1,175)
     Accumulated other comprehensive income (loss)            (4,838)        (4,615)           (5,008)
     Treasury stock                                         (112,972)       (41,302)          (41,302)
                                                         -----------    -----------       -----------
          Total shareholders' equity                         421,661        526,751           367,959
                                                         -----------    -----------       -----------
          Total liabilities and shareholders' equity     $ 1,183,162    $ 1,233,189       $   932,214
                                                         ===========    ===========       ===========

                     STATEMENTS OF CONSOLIDATED OPERATIONS
                      Yellow Corporation and Subsidiaries
                  (Amounts in thousands except per share data)
                                  (Unaudited)

                                                                                                                   Twelve
                                                                      Three Months Ended                     Months Ended
                                                    March 31,       June 30,  September 30,   December 31,   December 31,
                                                         2001           2001           2001           2001           2001
                                                  -----------    -----------    -----------    -----------    -----------
OPERATING REVENUE                                 $   636,002    $   629,135    $   639,462    $   600,471    $ 2,505,070
                                                  -----------    -----------    -----------    -----------    -----------

OPERATING EXPENSES:
     Salaries, wages and benefits                     413,454        411,772        417,999        395,437      1,638,662
     Operating expenses and supplies                  105,660        101,732        101,698         88,964        398,054
     Operating taxes and licenses                      20,090         18,583         18,849         18,115         75,637
     Claims and insurance                              13,420         14,433         14,203         14,943         56,999
     Depreciation and amortization                     19,526         19,325         18,905         19,221         76,977
     Purchased transportation                          51,408         50,482         55,726         57,515        215,131
     Unusual items                                        626          1,117           (734)         4,406          5,415
                                                  -----------    -----------    -----------    -----------    -----------
         Total operating expenses                     624,184        617,444        626,646        598,601      2,466,875
                                                  -----------    -----------    -----------    -----------    -----------
INCOME FROM OPERATIONS                                 11,818         11,691         12,816          1,870         38,195
                                                  -----------    -----------    -----------    -----------    -----------

NONOPERATING (INCOME) EXPENSES:
     Interest expense                                   1,790          2,047          2,320          2,280          8,437
     ABS facility charges                               2,901          2,172          1,782          1,141          7,996
     Loss on equity method investment                   2,536          1,861          1,344           --            5,741
     Other, net                                          (193)          (567)          (580)             2         (1,338)
                                                  -----------    -----------    -----------    -----------    -----------
         Nonoperating expenses, net                     7,034          5,513          4,866          3,423         20,836
                                                  -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                                4,784          6,178          7,950         (1,553)        17,359
INCOME TAX PROVISION (BENEFIT)                          2,004          2,589          2,802           (625)         6,770
                                                  -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                2,780          3,589          5,148           (928)        10,589

Income (loss) from discontinued operations, net        (1,034)         2,067          1,330          2,349          4,712
                                                  -----------    -----------    -----------    -----------    -----------
NET INCOME                                        $     1,746    $     5,656    $     6,478    $     1,421    $    15,301
                                                  ===========    ===========    ===========    ===========    ===========
AVERAGE SHARES OUTSTANDING-BASIC                       24,036         24,164         24,497         24,801         24,376
                                                  ===========    ===========    ===========    ===========    ===========
AVERAGE SHARES OUTSTANDING-DILUTED                     24,399         24,342         24,854         25,115         24,679
                                                  ===========    ===========    ===========    ===========    ===========
BASIC EARNINGS (LOSS) PER SHARE:
     Income (loss) from continuing operations     $      0.11    $      0.15    $      0.21    $     (0.03)   $      0.44
     Income (loss) from discontinued operations         (0.04)          0.08           0.05           0.09           0.19
                                                  -----------    -----------    -----------    -----------    -----------
     Net income                                   $      0.07    $      0.23    $      0.26    $      0.06    $      0.63
                                                  -----------    -----------    -----------    -----------    -----------
DILUTED EARNINGS (LOSS) PER SHARE:
     Income (loss) from continuing operations     $      0.11    $      0.15    $      0.21    $     (0.03)   $      0.43
     Income (loss) from discontinued operations         (0.04)          0.08           0.05           0.09           0.19
                                                  -----------    -----------    -----------    -----------    -----------
     Net income                                   $      0.07    $      0.23    $      0.26    $      0.06    $      0.62
                                                  -----------    -----------    -----------    -----------    -----------
DILUTED EARNINGS PER SHARE FROM CONTINUING
     OPERATIONS, EXCLUDING UNUSUAL ITEMS          $      0.13    $      0.18    $      0.19    $      0.07    $      0.56

                      STATEMENTS OF CONSOLIDATED OPERATIONS
                       Yellow Corporation and Subsidiaries
                  (Amounts in thousands except per share data)
                                   (Unaudited)



                                                                                                   Nine
                                                              Three Months Ended               Months Ended
                                                     March 31,       June 30,   September 30,  September 30,
                                                          2002           2002           2002           2002
                                                   -----------    -----------    -----------    -----------
OPERATING REVENUE                                  $   578,802    $   646,061    $   682,473    $ 1,907,336
                                                   -----------    -----------    -----------    -----------
OPERATING EXPENSES:
      Salaries, wages and benefits                     390,239        429,782        444,659      1,264,680
      Operating expenses and supplies                   81,068         92,753         97,808        271,629
      Operating taxes and licenses                      18,379         18,722         18,849         55,950
      Claims and insurance                              13,580         16,642         14,881         45,103
      Depreciation and amortization                     18,929         19,482         20,517         58,928
      Purchased transportation                          53,246         61,471         66,559        181,276
      Unusual items                                        704            999          5,718          7,421
                                                   -----------    -----------    -----------    -----------
          Total operating expenses                     576,145        639,851        668,991      1,884,987
                                                   -----------    -----------    -----------    -----------
INCOME FROM OPERATIONS                                   2,657          6,210         13,482         22,349
                                                   -----------    -----------    -----------    -----------

NONOPERATING (INCOME) EXPENSES:
      Interest expense                                   2,310          1,437          1,306          5,053
      ABS facility charges                                 754            715            756          2,225
      Loss on equity method investment                    --             --             --             --
      Other, net                                          (158)           (44)           (54)          (256)
                                                   -----------    -----------    -----------    -----------
          Nonoperating expenses, net                     2,906          2,108          2,008          7,022
                                                   -----------    -----------    -----------    -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                                 (249)         4,102         11,474         15,327
INCOME TAX PROVISION (BENEFIT)                            (102)         1,474          4,177          5,549
                                                   -----------    -----------    -----------    -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                  (147)         2,628          7,297          9,778

Income (loss) from discontinued operations, net        (72,889)         3,592        (48,578)      (117,875)
                                                   -----------    -----------    -----------    -----------
NET INCOME (LOSS)                                  $   (73,036)   $     6,220    $   (41,281)   $  (108,097)
                                                   ===========    ===========    ===========    ===========
AVERAGE SHARES OUTSTANDING-BASIC                        24,934         28,404         29,175         27,525
                                                   ===========    ===========    ===========    ===========
AVERAGE SHARES OUTSTANDING-DILUTED                      25,259         28,810         29,523         27,882
                                                   ===========    ===========    ===========    ===========
BASIC EARNINGS (LOSS) PER SHARE:
      Income (loss) from continuing operations     $     (0.01)   $      0.09    $      0.25    $      0.35
      Income (loss) from discontinued operations         (2.92)          0.13          (1.66)         (4.28)
                                                   -----------    -----------    -----------    -----------
      Net income (loss)                            $     (2.93)   $      0.22    $     (1.41)   $     (3.93)
                                                   -----------    -----------    -----------    -----------
DILUTED EARNINGS (LOSS) PER SHARE:
      Income (loss) from continuing operations     $     (0.01)   $      0.09    $      0.25    $      0.35
      Income (loss) from discontinued operations         (2.88)          0.13          (1.65)         (4.23)
                                                   -----------    -----------    -----------    -----------
      Net income (loss)                            $     (2.89)   $      0.22    $     (1.40)   $     (3.88)
                                                   -----------    -----------    -----------    -----------
DILUTED EARNINGS PER SHARE FROM CONTINUING
      OPERATIONS, EXCLUDING UNUSUAL ITEMS          $      0.01    $      0.11    $      0.37    $      0.51

                      STATEMENTS OF CONSOLIDATED CASH FLOWS
                       Yellow Corporation and Subsidiaries
                             (Amounts in thousands)
                                   (Unaudited)


                                                                                                                     Twelve
                                                               Three Months Ended                                 Months Ended
                                                    March 31,     June 30,   September 30,      December 31,      December 31,
                                                         2001         2001            2001              2001              2001
                                                    ---------    ---------   -------------      ------------      ------------
OPERATING ACTIVITIES:
   Net income                                       $   1,746    $   5,656       $   6,478         $   1,421         $  15,301
   Noncash items included in net income:
     Depreciation and amortization                     19,526       19,325          18,905            19,221            76,977
     Loss (income) from discontinued operations         1,034       (2,067)         (1,330)           (2,349)           (4,712)
     Loss on equity method investment                   2,536        1,861           1,344              --               5,741
     Deferred income tax provision (benefit)             --         (1,106)          5,335            12,517            16,746
     Losses (gains) from property disposals, net          626        1,081            (686)           (1,207)             (186)
   Changes in assets and liabilities, net:
     Accounts receivable                               10,051        7,417         (24,677)           51,250            44,041
     Accounts receivable securitizations, net           9,000      (22,500)         22,000           (44,000)          (35,500)
     Accounts payable and checks outstanding           (4,724)     (34,212)         (2,115)           27,347           (13,704)
     Other working capital items                        1,083       (6,936)        (15,987)          (75,692)          (97,532)
     Claims, insurance and other                          793        8,629          (8,119)           (5,045)           (3,742)
     Other, net                                          (762)         922            (208)            8,807             8,759
   Net change in operating activities
     of discontinued operations                         7,314       21,715          15,747            31,330            76,106
                                                    ---------    ---------       ---------         ---------         ---------
     Net cash from (used in) operating activities      48,223         (215)         16,687            23,600            88,295
                                                    ---------    ---------       ---------         ---------         ---------

INVESTING ACTIVITIES:
   Acquisition of property and equipment              (44,639)     (17,513)        (16,601)           (9,269)          (88,022)
   Proceeds from disposal of prop. and equip.             583          629           2,912             2,463             6,587
   Acquisition of subsidiaries                           --           --           (14,300)             --             (14,300)
   Other                                               (2,500)      (1,613)         (2,265)              548            (5,830)
   Net capital expenditures
     of discontinued operations                        (3,232)      (5,035)         (5,793)           (5,559)          (19,619)
                                                    ---------    ---------       ---------         ---------         ---------
     Net cash used in investing activities            (49,788)     (23,532)        (36,047)          (11,817)         (121,184)
                                                    ---------    ---------       ---------         ---------         ---------

FINANCING ACTIVITIES:
   Increase (decrease) in long-term debt               13,574       14,568             561           (14,115)           14,588
   Proceeds from stock options and other, net           5,168          136           8,679             2,655            16,638
                                                    ---------    ---------       ---------         ---------         ---------
     Net cash provided by (used in)
       financing activities                            18,742       14,704           9,240           (11,460)           31,226
                                                    ---------    ---------       ---------         ---------         ---------
NET INCREASE (DECREASE) IN CASH                        17,177       (9,043)        (10,120)              323            (1,663)

CASH, BEGINNING OF PERIOD                              20,877       38,054          29,011            18,891            20,877
                                                    ---------    ---------       ---------         ---------         ---------
CASH, END OF PERIOD                                 $  38,054    $  29,011       $  18,891         $  19,214         $  19,214
                                                    =========    =========       =========         =========         =========

                      STATEMENTS OF CONSOLIDATED CASH FLOWS
                       Yellow Corporation and Subsidiaries
                             (Amounts in thousands)
                                   (Unaudited)


                                                                                                           Nine
                                                                   Three Months Ended                  Months Ended
                                                           March 31,     June 30,    September 30,    September 30,
                                                                2002         2002             2002            2002
                                                           ---------    ---------    -------------    -------------
OPERATING ACTIVITIES:
   Net income (loss)                                       $ (73,036)   $   6,220        $ (41,281)       $(108,097)
   Noncash items included in net income (loss):
     Depreciation and amortization                            18,929       19,482           20,517           58,928
     Loss (income) from discontinued operations               72,889       (3,592)          48,578          117,875
     Deferred income tax provision (benefit)                    --           --             (3,186)          (3,186)
     Losses from property disposals, net                         468          438              351            1,257
   Changes in assets and liabilities, net:
     Accounts receivable                                     (19,212)     (30,646)         (23,202)         (73,060)
     Accounts receivable securitizations, net                 30,500      (52,500)         (60,000)         (82,000)
     Accounts payable and checks outstanding                 (27,299)       5,658           (4,136)         (25,777)
     Other working capital items                              42,675       24,847           17,571           85,093
     Claims, insurance and other                               3,028       17,028           (4,699)          15,357
     Other, net                                                2,188          572             (782)           1,978
   Net change in operating activities
     of discontinued operations                               (3,050)      22,131           (1,831)          17,250
                                                           ---------    ---------        ---------        ---------
     Net cash from (used in) operating activities             48,080        9,638          (52,100)           5,618
                                                           ---------    ---------        ---------        ---------

INVESTING ACTIVITIES:
   Acquisition of property and equipment                     (25,380)     (14,018)         (19,940)         (59,338)
   Proceeds from disposal of prop. and equip.                   (580)       2,108              261            1,789
   Acquisition of subsidiaries                                  --           --            (18,712)         (18,712)
   Net capital expenditures of discontinued operations        (1,275)      (7,954)         (15,143)         (24,372)
                                                           ---------    ---------        ---------        ---------
     Net cash used in investing activities                   (27,235)     (19,864)         (53,534)        (100,633)
                                                           ---------    ---------        ---------        ---------

FINANCING ACTIVITIES:
   Increase (decrease) in long-term debt                     (25,418)     (87,593)          (6,522)        (119,533)
   Dividend from subsidiary upon spin-off                       --           --            110,790          110,790
   Proceeds from stock options and other, net                  2,039        4,150              761            6,950
   Proceeds from issuance of common stock                       --         93,792             --             93,792
                                                           ---------    ---------        ---------        ---------
     Net cash provided by (used in) financing activities     (23,379)      10,349          105,029           91,999
                                                           ---------    ---------        ---------        ---------
NET INCREASE (DECREASE) IN CASH                               (2,534)         123             (605)          (3,016)

CASH, BEGINNING OF PERIOD                                     19,214       16,680           16,803           19,214
                                                           ---------    ---------        ---------        ---------
CASH, END OF PERIOD                                        $  16,680    $  16,803        $  16,198        $  16,198
                                                           =========    =========        =========        =========
